UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2020

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            303-295-3995

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Compensatory Arrangements of Certain Officers

Severance Compensation Agreements

On March 9, 2020, Cimarex Energy Co. (the “Company” or “Cimarex”) entered into Severance Compensation Agreements (the “Agreements”) with each of Thomas E. Jorden (Chairman of the Board, Chief Executive Officer and President), Joseph R. Albi (Executive Vice President—Operations, Chief Operating Officer), John A. Lambuth (Senior Vice President—Exploration), G. Mark Burford (Senior Vice President and Chief Financial Officer), and Christopher Clason (Vice President and Chief Human Resources Officer), respectively (each, a “Named Officer”). The Company believes that the Agreements are a fair and appropriate step to ensure the Named Officers’ continued employment, attention and dedication, and to ensure the Named Officers’ continued service, notwithstanding the possibility or threat of a change in control or involuntary termination of employment without cause.

Under the Agreements, each Named Officer is entitled to separation benefits in the event that the Named Officer’s employment is terminated by the Company without cause or by the Named Officer for “good reason” in certain circumstances, including a reduction in the Named Officer’s base salary, a material reduction in the Named Officer’s annual incentive compensation opportunity (with certain exceptions), or a material geographic relocation other than in connection with the change of the Company’s headquarters to Tulsa, Midland or Houston, in each case which the Company has failed to cure.

Separation Benefits

The following table summarizes the separation benefits to be received by a Named Officer upon termination under the circumstances described above, prior to a change in control (as defined below) of the Company:

In the Event of a Termination Without Cause or For Good Reason	CEO	All Other NEOs
Multiple of Base Salary	2.0x	1.5x
Multiple of Average Bonus	2.0x	1.5x
Current Year Bonus	Pro rated	Pro rated
Years of Medical Benefit Continuation	2 years	1.5 years
Excise Tax Gross Up	None	None

The following table summarizes the separation benefits to be received by a Named Officer if such a termination occurs within 24 months after a change in control, which is commonly referred to as a “double trigger”:

In the Event of a Change-in-Control	CEO	All Other Executive Officers
Multiple of Base Salary	3.0x	2.0x
Multiple of Average Bonus	3.0x	2.0x
Current Year Bonus	Pro rated	Pro rated
Years of Medical Benefit Continuation	3 years	2 years
Excise Tax Gross Up	None	None

Treatment of Equity Awards

In the event of a qualifying termination prior to the occurrence of a change in control, the Named Officer’s outstanding equity awards shall be treated as follows: (i) all outstanding time-vested equity awards shall vest on a pro-rata basis on the date of the qualified termination, based on the period of continuous service elapsed in the vesting period as of the date of the qualifying termination as compared to the total duration of the vesting period, and (ii) all outstanding performance-vested equity awards shall first be reduced on a pro-rata basis as of the date of the qualifying termination (such remaining portion of the awards being the “Remaining Portion”), and the Remaining Portion shall then vest, if at all, based on the performance measures set forth in the award agreements at the end of the relevant vesting period(s), provided that the Named Officer executes additional one-year non-solicitation agreements each year following the expiration of the one-year non-solicitation period set forth in the Agreement, such that the Named Officer remains subject to a non-solicitation covenant continuously from the date of the qualifying termination through the end of the relevant vesting period(s). If the Named Officer fails to execute any such additional non-solicitation agreement, the Remaining Portion(s) of all then-outstanding performance-vested equity awards shall immediately be forfeited upon expiration of the then-current non-solicitation period.

In the event the Named Officer remains employed through the date of a Change in Control, the Named Officer’s outstanding equity awards shall be treated as set forth in the applicable equity incentive plan(s) and award agreements.

Definition of Change in Control

“Change in control” is defined under the Agreements as, subject to certain exceptions, (1) the acquisition by any individual, entity or group of beneficial ownership of 30% or more of either the then outstanding shares of common stock of the Company, or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; or (2) during any period of twelve months beginning after the Effective Date, individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; or (3) closing of a reorganization, share exchange or merger, or (4) closing of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company.

Confidentiality, Non-Compete and Non-Solicitation Obligations

As consideration for the separation benefits under the Agreements, the Named Officers agreed to certain confidentiality obligations with respect to proprietary information of the Company gained as a result of their employment. In addition, the Named Officers are subject to non-compete provisions under the Agreements, which prohibit them from engaging in any competitive business, as defined in the Agreements, during the term of the Agreements or for a period of one year following termination within certain geographical boundaries based on the locations where the Company does business. The Named Officers also are prohibited during the term of the Agreement and for one year following termination from soliciting the services of any employee of the Company or the business of any person who was a client or customer of the Company. To receive the severance benefits after a qualifying termination or change in control, the Named Officer is required to sign a general release of claims within 60 days after termination.

This description of the Agreements above is merely a summary and is qualified in its entirety by reference to the Form of Severance Compensation Agreement attached to this Current Report on Form 8-K as Exhibit 10.1.

We are also filing our revised Form of Notice of Grant of Performance Stock Units and Award Agreement (Performance Award) for grants awarded December 5, 2019. These awards will be described in our proxy statement for our 2020 annual meeting of shareholders.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

D.       Exhibits

Exhibit No.	Description

10.1	Form of Severance Compensation Agreement

10.2	Form of Notice of Grant of Performance Stock Units and Award Agreement (Performance Award)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: March 13, 2020	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

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